UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2008 (April 22, 2008)

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ENIGMA SOFTWARE GROUP, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-50561	20-2675930
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3431 Cherry Avenue, Long Beach. CA 90807

(Address of Principal Executive Office) (Zip Code)

(845) 575-6770 x202

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR.

Effective April 22, 2008, Enigma Software Group, Inc. (the “Company”) changed its corporate name from Enigma Software Group, Inc. to City Loan, Inc.  The change in corporate name was effected by the merger, pursuant to Section 253 of the Delaware General Corporation Law, of a newly formed, wholly owned subsidiary of the Company into the Company, with the Company continuing as the surviving corporation.  The Company’s corporate name, Enigma Software Group, Inc., as the surviving corporation in the merger, was changed to City Loan, Inc.  The Company’s certificate of incorporation and bylaws prior to the merger will be the certificate of incorporation and bylaws of the surviving corporation, with such certificate of incorporation and bylaws amended to reflect such corporate name change.

On April 24, 2008, the Company requested a new ticker symbol from NASDAQ and will report the new ticker symbol on an amendment to this current report on Form 8-K after it has been assigned.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.  The following exhibits are provided as part of this Report.

Exhibit Number	Exhibit
3.1	Certificate of Ownership and Merger filed with the Delaware Secretary of State on April 22, 2008.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENIGMA SOFTWARE GROUP, INC.

By:	/s/ William Atkinson
William Atkinson Chief Executive Officer

Date: April 28, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Certificate of Ownership and Merger filed with the Delaware Secretary of State on April 22, 2008.